American Balanced Fund® Prospectus Supplement May 1, 2024 (for prospectus dated March 1, 2024, as supplemented to date)

The following is added to the section titled “The Capital SystemTM” in the “Management and organization” section of the prospectus:

Irfan M. Furniturewala, Partner, Capital International Investors, serves as an equity portfolio manager for the fund. Irfan serves as Co-President of the fund and has 23 years of investment experience (all with Capital Research and Management Company or affiliate). He has one year of experience in managing the fund. Mathews Cherian, Partner, Capital World Investors, serves as an equity portfolio manager for the fund. Mathews serves as Senior Vice President of the fund and has 27 years of investment experience in total (20 years with Capital Research and Management Company or affiliate). He has three years of experience in managing the fund and 16 years of prior experience as an investment analyst for the fund.

Jeffrey T. Lager and Anne-Marie Peterson will no longer manage money in the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-579-0524P Printed in USA CGD/AFD/10039-S99851

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY

American Balanced Fund® Statement of Additional Information Supplement May 1, 2024 (for statement of additional information dated March 1, 2024)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Hilda L. Applbaum	Over $1,000,000	1	$119.9	2	$3.27	None
Pramod Atluri	$500,001 – $1,000,000	4	$211.6	3	$3.61	None
Paul Benjamin	Over $1,000,000	4	$199.0	5	$5.40	None
Alan N. Berro	Over $1,000,000	25	$283.4	3	$5.01	None
Mark L. Casey	Over $1,000,000	6	$595.7	5	$9.70	None
Mathews Cherian	Over $1,000,000	2	$164.8	5	$6.07	None
Irfan M. Furniturewala	$100,001 – $500,000	5	$365.7	7	$10.29	3	$1.69
Jin Lee	$500,001 – $1,000,000	6	$323.7	5	$6.51	None
Chitrang Purani	$100,001 – $500,000	3	$91.7	3	$3.61	None
John R. Queen	Over $1,000,000	22	$256.8	3	$3.54	119	$0.32
Ritchie Tuazon	$100,001 – $500,000	4	$53.4	5	$4.62	None
Alan J. Wilson	Over $1,000,000	5	$470.7	4	$8.64	None

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-580-0524P CGD/AFD/10149-S99852